EXHIBIT 24

POWER OF ATTORNEY

The undersigned does hereby make, constitute and appoint Peter A. Michel and/or Lincoln Zehr as his lawful agent and attorney-in-fact solely for the purpose of executing and filing all reports on Form 10-KSB relating to the year ended December 31, 2007, and any amendments thereto, required to be filed with the Securities and Exchange Commission by iSecureTrac Corp.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 22nd day of February, 2008.

/s/ Joseph A. Ethridge
Joseph A. Ethridge

POWER OF ATTORNEY

The undersigned does hereby make, constitute and appoint Peter A. Michel and/or Lincoln Zehr as his lawful agent and attorney-in-fact solely for the purpose of executing and filing all reports on Form 10-KSB relating to the year ended December 31, 2007, and any amendments thereto, required to be filed with the Securities and Exchange Commission by iSecureTrac Corp.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 22nd day of February, 2008.

/s/ Robert W. Korba
Robert W. Korba

POWER OF ATTORNEY

The undersigned does hereby make, constitute and appoint Peter A. Michel and/or Lincoln Zehr as his lawful agent and attorney-in-fact solely for the purpose of executing and filing all reports on Form 10-KSB relating to the year ended December 31, 2007, and any amendments thereto, required to be filed with the Securities and Exchange Commission by iSecureTrac Corp.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 22nd day of February, 2008.

/s/ Bruce Leadbetter
Bruce Leadbetter

POWER OF ATTORNEY

The undersigned does hereby make, constitute and appoint Peter A. Michel and/or Lincoln Zehr as his lawful agent and attorney-in-fact solely for the purpose of executing and filing all reports on Form 10-KSB relating to the year ended December 31, 2007, and any amendments thereto, required to be filed with the Securities and Exchange Commission by iSecureTrac Corp.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 22nd day of February, 2008.

/s/ Ravi Nath
Ravi Nath

POWER OF ATTORNEY

The undersigned does hereby make, constitute and appoint Peter A. Michel and/or Lincoln Zehr as his lawful agent and attorney-in-fact solely for the purpose of executing and filing all reports on Form 10-KSB relating to the year ended December 31, 2007, and any amendments thereto, required to be filed with the Securities and Exchange Commission by iSecureTrac Corp.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 22nd day of February, 2008.

/s/ Roger Kanne
Roger Kanne